SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)
/x/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                    BIO-RAD LABORATORIES, INC.
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)


                    BIO-RAD LABORATORIES, INC.
  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) or Schedule 14A

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

- - - ----------------------------------------------------------------------------

(2)  Aggregate number of securities to which transactions applies:

- - - ----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

- - - ----------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

- - - ----------------------------------------------------------------------------

(5)  Total fee paid:

- - - ----------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

- - - ----------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

- - - ----------------------------------------------------------------------------

(3)  Filing party:

- - - ----------------------------------------------------------------------------

(4)  Date filed:

- - - ----------------------------------------------------------------------

                          BIO-RAD LABORATORIES, INC.
                           1000 ALFRED NOBEL DRIVE
                          HERCULES, CALIFORNIA 94547

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                          BIO-RAD LABORATORIES, INC.

                          TO BE HELD APRIL 30, 1996

TO THE STOCKHOLDERS OF BIO-RAD LABORATORIES, INC.:

   The annual meeting of the stockholders of Bio-Rad Laboratories, Inc. ("Bio-Rad" or the "Company") will be held at the Company's corporate offices, 1000 Alfred Nobel Drive, Hercules, California on Tuesday, April 30, 1996 at 4:00 p.m., Pacific Daylight Time, to consider and act on:

      (1) The election of two directors of the Company by the holders of outstanding Class A Common stock and five directors of the Company by the holders of outstanding Class B Common stock;

      (2) A proposal to ratify the selection of Arthur Andersen LLP as the Company's independent auditors; and

      (3) Such other matters as may properly come before the meeting.

   The Board of Directors of the Company has fixed the close of business on March 20, 1996, as the record date for the determination of the stockholders entitled to notice of and to vote at this annual meeting and at any adjournment or postponement thereof. The stock transfer books of the Company will not be closed.

   All stockholders are invited to attend the annual meeting in person, but those who are unable to do so are urged to execute and return promptly the enclosed Proxy in the enclosed postage-paid envelope. Since a majority of the outstanding shares of each class of common stock of the Company must be present or represented at the annual meeting to elect directors and conduct the other business matters referred to above, your promptness in returning the enclosed Proxy will be greatly appreciated. Your Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting and revoke your Proxy.

   All stockholders who attend the annual meeting in person are invited to join the Company for dinner immediately following the meeting.

                                        By order of the Board of Directors,
                                        Bio-Rad Laboratories, Inc.


                                        SANFORD S. WADLER, Secretary

Hercules, California
March 29, 1996

                          BIO-RAD LABORATORIES, INC.
                           1000 ALFRED NOBEL DRIVE
                          HERCULES, CALIFORNIA 94547

                               PROXY STATEMENT

                        INFORMATION REGARDING PROXIES

   The enclosed Proxy is solicited on behalf of the Board of Directors of Bio-Rad Laboratories, Inc., a Delaware corporation ("Bio-Rad" or the "Company"), in connection with the annual meeting of stockholders of the Company to be held on Tuesday, April 30, 1996, and at any adjournment or postponement thereof. Solicitation of Proxies will be by mail at the expense of the Company. Copies of this Proxy Statement and the accompanying notice and Proxy were mailed to stockholders on or about March 29, 1996.

   Shares for which a properly executed Proxy in the enclosed form is returned will be voted at the meeting in accordance with the directions on such Proxy. If no voting instructions are indicated with respect to one or more of the proposals, the Proxy will be voted in favor of the proposal(s). Any Proxy may be revoked by the record owner of the shares at any time prior to its exercise by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date or by attending the meeting in person and announcing such revocation.

                              VOTING SECURITIES

   The securities of the Company entitled to vote at the meeting consist of shares of its Class A Common Stock and Class B Common Stock, both $1.00 par value (collectively, "Common Stock"). 6,424,261 shares of Class A Common Stock and 1,753,003 shares of Class B Common Stock were issued and outstanding at the close of business on March 20, 1996. Only stockholders of record at the close of business on March 20, 1996 will be entitled to notice of and to vote at the meeting. The presence, in person or by Proxy, of the holders of a majority of the voting power will constitute a quorum for the transaction of business. Each share of Class A Common Stock is entitled to one-tenth of a vote and each share of Class B Common Stock is entitled to one vote, except in the election of directors and any other matter requiring the vote of one or both classes of Common Stock voting separately. The sum of one-tenth the number of shares of Class A Common Stock and the number of shares of Class B Common Stock constitutes the "Voting Power" of the Company.

   The holders of Class A Common Stock, voting as a separate class, are entitled to elect two directors. The holders of Class B Common Stock, also voting as a separate class, are entitled to elect the other five directors. The affirmative vote of the holders of a majority of each class of Common Stock present in person or represented by Proxy is necessary for the election of directors by that class. The stockholders do not have any right to vote cumulatively in any election of directors.

   On all other matters submitted to a vote at the annual meeting (except matters requiring the vote of one or both classes voting separately), the affirmative vote of the holders of a majority of the Voting Power present in person or represented by Proxy is necessary for approval. The Board of Directors is not aware of any matters that might come before the meeting other than those mentioned in this Proxy Statement. If, however, any other matters properly come before the annual meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

   Under the Company's bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions as to a particular proposal will be treated as voted for purposes of determining the approval of that proposal and will have the same effect as a vote against that proposal, while proxies that reflect broker non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.


                    PRINCIPAL AND MANAGEMENT STOCKHOLDERS

   The following table presents  certain  information as of March 20, 1996, with respect  to Class A and Class B Common  Stock  owned by:  (i) any  person who is known to the Company to be the beneficial owner of more than five percent of the outstanding  Common Stock of either class, (ii) each director of Bio-Rad,  (iii)
certain executive officers of Bio-Rad named in the "Summary  Compensation Table"
of this Proxy  Statement,  and (iv) all  directors  and  executive  officers  of
Bio-Rad as a group.


                                            CLASS A COMMON STOCK(1)                 CLASS B COMMON STOCK
                                    --------------------------------------- ---------------------------------------
      NAME AND, WITH RESPECT TO         NUMBER OF SHARES AND      PERCENT       NUMBER OF SHARES AND      PERCENT
    OWNER OF 5% OR MORE, ADDRESS      NATURE OF OWNERSHIP(2)    OF CLASS    NATURE OF OWNERSHIP(2)    OF CLASS
- - - ----------------------------------- -------------------------- ------------ -------------------------- ------------
Bernard A. Egan                     538,179 of record                8.4%         80,875 of record           4.6 %
1900 Old Dixie Highway              and beneficially                              and beneficially
Fort Pierce, FL 33450

FMR Corporation                     418,900 of record                6.5%         no shares owned of          --
82 Devonshire Street                and beneficially                              record or beneficially
Boston, MA 02109

David and Alice N. Schwartz         1,073,958 of record             16.7%         1,105,385 of record        61.6%
Bio-Rad Laboratories, Inc.          and beneficially(3)                           and beneficially(3)(6)
1000 Alfred Nobel Drive
Hercules, CA 94547

David Schwartz                      28,600 in trust(5)               0.4%         no shares owned of          --
                                                                                  record or beneficially

Norman Schwartz(4)                  65,110 of record                 1.0%         134,077 of record           7.6%
Bio-Rad Laboratories, Inc.          and beneficially(6)                           and beneficially
1000 Alfred Nobel Drive
Hercules, CA 94547

Steven Schwartz(4)                  54,116 of record                 0.8%         96,407 of record            5.5%
Bio-Rad Laboratories, Inc.          and beneficially                              and beneficially
1000 Alfred Nobel Drive
Hercules, CA 94547

James J. Bennett                    44,553 of record                 0.7%         15,818 of record            0.9%
                                    and beneficially(6)                           and beneficially

Thomas L. Braje                     6,717 of record                  0.1%         no shares owned of          --
                                    and beneficially(6)                           record or beneficially

Albert J. Hillman                   2,970 of record                  0.0%         2,745 of record             0.2%
                                    and beneficially                              and beneficially

Philip L. Padou                     no shares owned of               --           no shares owned of          --
                                    record or beneficially                        record or beneficially

Sanford S. Wadler                   5,292 of record                  0.1%         no shares owned of          --
                                    and beneficially(6)                           record or beneficially

Burton A. Zabin                     17,953 of record                 0.3%         43,678 of record            2.5%
                                    and beneficially(6)                           and beneficially

All directors and executive         1,216,553 of record             18.9%         1,301,703 of record        72.6%
officers as a group (9 persons)     and beneficially(6)                           and beneficially(6)
                                    28,600 in trust(5)               0.4%         no shares owned of          --
                                                                                  record or beneficially

- - - ---------

(l) Excludes Class A shares that may be acquired on conversion of Class B shares. Class B shares may be converted to Class A shares on a one for one basis which, if fully converted, would result in the following percentage ownerships of Class A shares: Bernard A. Egan, 7.6%; FMR 5.1%; David and Alice N. Schwartz, 26.5%; Norman Schwartz, 2.4%; Steven Schwartz, 1.8%; David Schwartz in trust, 0.3%; James J. Bennett, 0.7%; Thomas L. Braje, 0.1%; Albert J. Hillman, 0.1%; Sanford S. Wadler, 0.1%; Burton A. Zabin, 0.8% and all directors and executive officers as a group, 30.6%. Management considers any substantial conversions by the executive officers or directors listed in the table to be highly unlikely.

(2) Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have voting and investment power with respect to such shares.

(3) As spouses, David and Alice N. Schwartz, each have a one-half community property interest in these shares.

(4) Norman Schwartz and Steven Schwartz are sons of David and Alice N. Schwartz.

(5) These shares are owned by the Company's profit sharing plan for which David Schwartz as co-trustee shares the power to vote but does not exercise any dispositive powers.

(6) Includes shares with respect to which such persons have the right to acquire beneficial ownership under the Company's employee stock purchase plan and stock option agreements, as follows: James J. Bennett, 4,500 shares; Thomas L. Braje, 3,350 shares; Norman Schwartz, 4,225 shares; Sanford S. Wadler, 3,350 shares; Burton A. Zabin, 5,625 shares; and all directors and executive officers as a group, 21,050 Class A Common shares; and David Schwartz, 40,600 Class B Common shares.

                                2

                           I. ELECTION OF DIRECTORS

   The Board of Directors has seven members. Management has nominated the seven persons listed in the following table as the candidates of the respective class of Common Stock indicated. All are currently directors of the Company, with terms expiring as of the date of the annual meeting of stockholders or on election and qualification of their successors. David Schwartz and Alice N. Schwartz are husband and wife; and Norman Schwartz is their son. No other family relationships exist. As husband and wife, David and Alice Schwartz share equally in all remuneration and other benefits accorded to either of them by the Company.

   The directors elected at this meeting will serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. It is the intention of the persons named in the Proxy to vote the shares subject to such Proxy for the election as directors of the persons listed in the following table. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in the event that at the meeting or any adjournment or postponement thereof any nominee declines or is unable to serve, the persons named in the enclosed Proxy will, in their discretion, vote the shares subject to such Proxy for another person selected by them for director.

                      CLASS OF
                    COMMON STOCK                PRESENT PRINCIPAL EMPLOYMENT          DIRECTOR
       NAME           TO ELECT     AGE         AND PRIOR BUSINESS EXPERIENCE           SINCE
- - - ----------------- -------------- ----- -------------------------------------------- ----------
James J. Bennett  Class B        67     Vice President and Chief Operating Officer    1977
                                        of the Company since 1993; Vice President
                                        and Group Manager, Clinical Diagnostics from
                                        1985 to 1993; Vice President and Chief
                                        Operating Officer of the Company from 1977
                                        to 1985.


Albert J. Hillman Class A        64     Of counsel in the law firm of Townsend and    1980
                                        Townsend and Crew ("Townsend and Townsend")
                                        since 1965, which firm serves as patent
                                        counsel for the Company.

Philip L. Padou   Class A        61     Retired since 1991; Vice President and Chief  1980
                                        Financial Officer of Ozier Perry and
                                        Associates from 1987 to 1991.

Alice N. Schwartz Class B        69     Retired since 1979; Research Associate,       1967
                                        University of California, from 1972 to 1978.

David Schwartz    Class B        72     President of the Company since 1957.          1957

Norman Schwartz   Class B        46     Vice President of the Company since 1989,     1995
                                        and Group Manager, Clinical Diagnostics
                                        since 1993.

Burton A. Zabin   Class B        60     Vice President of the Company and Group       1968
                                        Manager, Life Science since 1982.

   In addition to Messrs. James J. Bennett, David Schwartz, Norman Schwartz and Burton A. Zabin, the following persons were executive officers of the Company:
Thomas L. Braje, James L. Viglienzone and Sanford S. Wadler. Thomas L. Braje (age 52) has been Vice President and Chief Financial Officer since 1989. James
L. Viglienzone (age 42) was appointed Treasurer in 1989; he resigned in February 1996. Sanford S. Wadler (age 49) has been General Counsel and Secretary since 1989. Compensation and options awarded to James L. Viglienzone in 1995 were considered in determining information presented in the section titled "Executive Compensation and Other Information" in this Proxy Statement.

   The above named individuals also serve in various management capacities with wholly-owned subsidiaries of Bio-Rad. David Schwartz, by virtue of his Common Stock ownership (see "Principal and Management Stockholders") and his position as a director and the President of Bio-Rad, may be deemed to be a control person of the Company.

                     COMMITTEES OF THE BOARD OF DIRECTORS

   The Board of Directors of the Company has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or other committees performing similar functions. During 1995, the Board of Directors held a total of 12 meetings (including regularly scheduled and special meetings) and no director attended fewer than 83% of such meetings.

   The Audit Committee is composed of Philip L. Padou and met three times in 1995. The Audit Committee recommends to the Board of Directors the firm to be employed by the Company as its independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting policies and its system of internal accounting controls.

   The Compensation Committee,  consisting of two non-employee directors, Albert
J. Hillman and Philip L. Padou, met two times in 1995. The Compensation Committee reviews and approves the Company's executive compensation policies. A more complete discussion is provided in the "Report of the Compensation Committee of the Board of Directors" of this Proxy Statement.

                          COMPENSATION OF DIRECTORS

   In 1995, Townsend and Townsend, the patent law firm of which Mr. Hillman is of counsel, rendered legal services to the Company. The Board of Directors has relied upon the Company's General Counsel to determine that the services of Townsend and Townsend were provided on terms at least as fair to the Company as if they had been provided by a non-affiliate. The General Counsel is responsible for the management of all of the Company's relationships with providers of legal services.

   Pursuant to the policy of the Board of Directors of Bio-Rad, directors who are not also employees of Bio-Rad are paid for serving as directors a fee of $1,000 per month plus $100 for any meetings in excess of 16 per year. Audit Committee members are paid $500 per month.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ABOVE-NAMED DIRECTOR NOMINEES FOR THE CLASS OR CLASSES OF COMMON STOCK THAT YOU HOLD.


                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

   The following Summary Compensation Table presents compensation paid or accrued by the Company for services rendered during 1995, 1994 and 1993 for the CEO and the four other most highly compensated executive officers of the Company
("Named  Executive  Officers")  whose  total  annual  salary and bonus  exceeded
$100,000 in 1995.

                          SUMMARY COMPENSATION TABLE


                                                           LONG TERM
                                                      COMPENSATION(2)
                                                       ---------------
                                                          SECURITIES
                                        ANNUAL
        NAME AND                   COMPENSATION(1)      UNDERLYING       ALL OTHER
   PRINCIPAL POSITION     YEAR    SALARY       BONUS      OPTIONS (#) COMPENSATION(3)
- - - ----------------------- ------ ----------- ----------- --------------- ---------------
David Schwartz          1995   $ 494,078   $ 111,600       24,300         $ 7,500
President               1994   $ 453,506   $ 116,887       24,000         $ 9,000
                        1993   $ 417,605   $       0       24,000         $ 9,400

James J. Bennett        1995   $ 393,299   $  91,063        5,000         $ 7,500
Vice President and      1994   $ 350,060   $  92,481        5,000         $ 9,000
Chief Operating Officer 1993   $ 296,692   $       0        5,000         $ 9,400

Burton A. Zabin         1995   $ 228,518   $  39,043        2,500         $ 7,500
Vice President and      1994   $ 222,066   $  33,953        2,500         $ 9,000
Group Manager,          1993   $ 219,620   $       0        2,500         $ 8,800

Life Science
Sanford S. Wadler       1995   $ 216,751   $  67,489        2,000         $ 7,500
General Counsel and     1994   $ 206,940   $  71,032        2,000         $ 9,000
Secretary               1993   $ 200,034   $  35,400        1,500         $ 9,400

Thomas L. Braje         1995   $ 216,612   $  42,390        2,000         $ 7,500
Vice President and      1994   $ 219,768   $  48,861        2,000         $ 9,000
Chief Financial Officer 1993   $ 205,332   $       0        1,500         $ 8,200

- - - ----------

(1) All Other Annual Compensation amounts for each of the Named Executive Officers were less than the amounts required for separate reporting and are included in salary.

(2) There were no Restricted Stock awards.

(3) Amounts reported are contributions made pursuant to the Company's profit sharing plan. A more complete discussion is provided in the section titled "Profit Sharing Plan Contributions" of the "Report of the Compensation Committee of the Board of Directors" in this Proxy Statement.


   The following table presents certain information regarding stock options granted to the Named Executive Officers in 1995.

                            OPTION GRANTS IN 1995

                                                                   POTENTIAL REALIZABLE VALUE AT
                            INDIVIDUAL GRANTS                           ASSUMED ANNUAL RATES OF
                  -----------------------------------------------      STOCK PRICE APPRECIATION
                    NUMBER OF    % OF TOTAL                              FOR OPTION TERM(2)
                    SECURITIES    OPTIONS                          -------------------------------
                    UNDERLYING   GRANTED TO   EXERCISE                  ASSUMED        ASSUMED
                     OPTIONS     EMPLOYEES     PRICE     EXPIRATION   APPRECIATION   APPRECIATION
       NAME        GRANTED(1)   IN 1995    ($/SHARE)      DATE         OF 5%          OF 10%
- - - ----------------- ------------ ------------ ---------- ------------ -------------- --------------
David Schwartz    20,600       21.2 %       $ 27.00    02/08/00     $ 153,511      $ 339,838
                   3,700        3.8%        $ 29.70    02/08/00     $  30,330      $  67,143
James J. Bennett   5,000        5.1%        $ 27.31    02/08/00     $  37,688      $  83,432
Burton A. Zabin    2,500        2.6%        $ 27.31    02/08/00     $  18,844      $  41,716
Sanford S. Wadler  2,000        2.1%        $ 27.31    02/08/00     $  15,075      $  33,373
Thomas L. Braje    2,000        2.1%        $ 27.31    02/08/00     $  15,075      $  33,373

- - - ----------
(1) All stock options granted in 1995 are incentive stock options with the exception of a nonqualified stock option for 20,600 shares granted to David Schwartz. The exercise price reflects not less than 100% of the fair market value of the underlying securities at the time such options were granted. All shares subject to the above options are Class A shares with the exception of the options granted to David Schwartz which were for Class B shares. All stock options have a term of five years and become exercisable at a rate not greater than 25% per annum commencing one year after the date of grant. In 1995, options to purchase 39,300 shares were granted to all executive officers as a group, and options to purchase 57,900 shares were granted to all other employees.

(2) Potential realizable value is based on an assumption that the stock price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the five year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.


   The following table presents the number of shares for which options were exercised, as well as the number of exercisable and unexercisable options at December 31, 1995 for the Named Executive Officers.

                   AGGREGATED OPTION EXERCISES IN 1995 AND
                       DECEMBER 31, 1995 OPTION VALUES

                                                     NUMBER OF
                                                SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                 UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                      SHARES                    AT DECEMBER 31, 1995        AT DECEMBER 31, 1995(1)
                     ACQUIRED      VALUE   ----------------------------- -----------------------------
       NAME         ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- - - ----------------- ------------- ---------- ------------- --------------- ------------- ---------------
David Schwartz      --            --       26,775        69,525          $ 693,071     $ 1,639,164
James J. Bennett  4,750         $48,927     1,250        12,000          $  35,837     $   282,955
Burton A. Zabin     --            --        1,875         5,625          $ 100,863     $   147,588
Sanford S. Wadler   --            --        2,075         4,525          $  57,115     $   105,493
Thomas L. Braje     --            --        2,075         4,525          $  57,115     $   105,493

- - - ----------
(1) The market prices of Class A and Class B Common Stock at December 31, 1995 were $42.50 and $42.75 per share, respectively.

                COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
                   PARTICIPATION IN COMPENSATION DECISIONS

   The Compensation Committee is composed of Messrs. Hillman and Padou. The Company currently has no interlocking relationships involving any of its Compensation Committee members and no executive officer of the Company serves on the Compensation Committee. Messrs. Bennett, D. Schwartz, N. Schwartz and Zabin participate in general Board of Directors' discussions of compensation, bonuses and stock options. David, Norman and Alice Schwartz were absent from and did not participate in the discussions or decisions concerning the President's compensation.

                     REPORT OF THE COMPENSATION COMMITTEE
                          OF THE BOARD OF DIRECTORS

   The Compensation Committee of the Board of Directors has furnished the following report on executive compensation. The Compensation Committee was formed in December, 1993. The report also refers to decisions made by Mr. Padou, Mr. Hillman and other members of the Board of Directors prior to the formation of the Compensation Committee. The function of the Compensation Committee is to review and approve the compensation arrangements for the Company's senior management and any compensation plans in which the executive officers and directors are eligible to participate.

OBJECTIVES AND OVERVIEW

   The overall objectives of the Company's executive compensation programs are to:

     o Attract, retain and motivate key executive talent;
     o Reward key executives based on business  performance;
     o Align executive incentives with the interests of stockholders; and
     o Encourage the achievement of Company objectives.

   Executive compensation consists of four components: 1) base salary; 2) annual and special incentive bonus payments; 3) long-term incentives in the form of stock options; and 4) contributions to the Company's profit sharing plan. The Company strives to provide a competitive total compensation package to senior management based on professionally compiled surveys of broad groups of companies of com- parable size within related industries.

BASE SALARY

   Each year, the Company obtains studies of compensation trends, practices and levels from at least four independent compensation surveys in order to determine the competitiveness of the pay structure for its senior managers. Within the comparative groups of companies surveyed, the Company sets executive base salaries and total compensation near the arithmetic mean of the surveys. Each executive's base salary is determined by an assessment of the executive's job description and current salary in relation to the salary range designated for the position in the compensation surveys. Adjustments are made when necessary to reflect changes in responsibilities or competitive industry pressures. Each executive's performance is evaluated annually to determine individual merit increases within the overall guidelines established in each year's budget process. For 1995, the Company merit increase guideline was 5.0% and was based on the compensation surveys.

INCENTIVE BONUS PAYMENTS

   Executive officers of the Company, including the President, are eligible for an annual incentive bonus and special bonuses, determined as a percentage of the officers' eligible wages. Annual bonuses are awarded to executive officers, including the President and other key employees of the Company and its operating units, who meet certain annual Company and operating unit goals which are previously established by senior management. The performance factors used in calculating bonuses include: sales growth rates, operating profitability and return on assets as measured against annual objectives. Performance goals have been established for the Company as a whole and for each operating unit. Bonuses are determined using these performance factors and comparisons to industry competitive standards. The bonus calculation is weighted between
Company performance and operating unit performance according to the responsibilities of each executive. In addition to the annual incentive bonuses, special bonuses are awarded by the Board of Directors in recognition of other specific business actions taken during the year which contributed to the strategic growth, profitability or competitiveness of the Company. In the past, these bonuses have been awarded for special achievements such as successfully completing acquisitions or divestitures and settling legal disputes. Such bonuses may be distributed over several years. Incentive bonuses may be awarded in cash and/or stock.

   Bonuses for performance in 1995 were awarded in March, 1996 and ranged from 6.3% to 50.0% of base salaries. Bonuses for performance in 1994 ranged from 7.6% to 31.5% of base salaries. Because bonuses are based on growth and profitability, trends in bonus awards generally track operating unit and Company performance. Special bonuses are awarded only on completion of specific projects or transactions.

LONG-TERM INCENTIVES

   The Company provides its executive officers and other key employees with long-term incentive compensation through the granting of stock options. The Company believes that stock options provide the Company's key employees with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the stock. Stock options are intended to align executive interests with the interests of stockholders and therefore directly motivate senior management to maximize long-term stockholder value. The stock options also create an incentive to remain with the Company for the long-term because the options are vested over a four-year period. Because all options are granted at no less than the fair market value of the underlying stock on the date of grant, stock options provide value to the recipients only when the price of Bio-Rad Common Stock increases over time.

   The Board of Directors has delegated certain responsibilities of administration of the Company's stock option plans to the Stock Option Award Committee in order for the option plans to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Stock Option Award Committee is composed of Messrs. Hillman and Padou and is responsible for determining the timing and distribution of grants subject to the terms of the current option plans. The Stock Option Award Committee also determines the total number of shares granted and the allocation of shares to individual executive officers and key employees. Recommendations from senior management and other factors are considered including: the responsibility level, individual performance and contribution to the Company's business of each officer and key employee. Except as may be otherwise required by Rule 16b-3, the option grants are submitted to the Board of Directors for ratification and the date of grant is the date of the Board of Directors meeting. In 1995, the Company granted approximately 97,200 options to a group of about 215 executive officers and key employees.

PROFIT SHARING PLAN CONTRIBUTIONS

   The Company's employees who are directors or officers are entitled to participate in the Bio-Rad Laboratories, Inc. Employees' Deferred Profit Sharing Retirement Plan ("Profit Sharing Plan") on the same basis as all other Company employees. The Profit Sharing Plan covers all full-time employees of the Company, or any of its participating subsidiaries, who have completed one year of service. Contributions to the Profit Sharing Plan are determined each year by the Board of Directors in its sole discretion and are allocated among each participant based on the ratio his or her compensation bears to the aggregate compensation of all participants. For 1995, the Board of Directors approved a contribution of 5% of eligible compensation. Participants are vested 100% after five years of service, but funds are not distributed until retirement or termination of employment with the Company.

PRESIDENT'S COMPENSATION

   For  1995,  the   Compensation   Committee  was  primarily   responsible  for
determining  and  approving  the  President's   compensation.   The  President's
compensation was compared with compensation of other

CEOs in the above mentioned surveys and proxy statements for comparable companies. The salary of David Schwartz is normally set near the arithmetic mean of the salaries surveyed for comparable companies. The salary of Mr. Schwartz was not changed in 1995. In July 1994, the salary of Mr. Schwartz was increased by 19%. There was no increase to his salary in 1993.

   The President's annual bonus is based on the achievement of the Company's financial goals. The same performance criteria are used to calculate his annual bonus as those established for other eligible executive officers. These criteria are discussed above under Incentive Bonus Payments. In March 1996, Mr. Schwartz received a bonus of 23.3% of base salary based on achievement of previously established growth and profitability targets for 1995. The bonus awarded to Mr. Schwartz was in the mid-range of bonuses awarded to CEOs of other comparable companies.

   In 1995, Mr. Schwartz was granted an incentive stock option to purchase 3,700 shares of Class B Common Stock and a nonqualified stock option to purchase 20,600 shares of Class B Common Stock. As a holder of more than 10% of the Company's Common Stock, the exercise price of the shares underlying the incentive stock option was fixed at 110% of the market price on the date of grant. The exercise price of the nonqualified option was 100% of the market price on the date of grant. Pursuant to the general restrictions of the Option Plan, vesting of incentive stock options granted to Mr. Schwartz is limited to $100,000 per year which results in vesting at a slower rate than other optionees. These option grants were comparable with options granted to CEOs of similar size companies.


                                   Compensation  Committee,


                                   Albert J. Hillman
                                   Philip L. Padou

                           STOCK PERFORMANCE GRAPH

   The following graph compares the cumulative stockholder returns over the past five years for the Company's Class A Common Stock, the American Stock Exchange Market Value Index and a selected peer group, assuming $100 invested on December 31, 1990 and reinvestment of dividends:



                      1990      1991      1992      1993      1994      1995
                      ----      ----      ----      ----      ----      ----
Bio-Rad             $100.00   $106.76   $ 92.57   $ 54.05   $150.00   $229.73
Peer Group(1)       $100.00   $106.79   $119.24   $123.94   $149.40   $224.92
Amex Market
  Value Index       $100.00   $128.22   $129.57   $154.86   $140.75   $177.93
- - - ----------

(1) The peer group consists of the following public companies: Beckman Instruments; Becton Dickinson; Bio-Rad; Diagnostic Products; KLA Instruments; Life Technologies; Millipore; and Perkin-Elmer. Companies in the peer group were chosen to reflect Bio-Rad's participation in three different markets: life science research products, analytical instruments and clinical diagnostics. No single public or private company has a comparable mix of products which serve the same markets. In many cases, only one division of a peer group company competes in the same markets as Bio-Rad. Collectively, the peer group reflects products and markets similar to Bio-Rad's.




                        COMPLIANCE WITH SECTION 16(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities ("Insiders"), to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Insiders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports which they file.

   To the Company's knowledge, based solely upon its review of the copies of such reports furnished to the Company and written representations from certain Insiders that no other reports were required, during fiscal year ended December 31, 1995 all Section 16(a) filing requirements applicable to Insiders were complied with.

                 II. RATIFICATION OF SELECTION OF INDEPENDENT
                              PUBLIC ACCOUNTANTS

   The Board of Directors has selected Arthur Andersen LLP, independent public accountants, to serve as Bio-Rad's auditors for the fiscal year ending December 31, 1996. A representative of Arthur Andersen LLP is expected to be present at the annual meeting of stockholders to make a statement if he or she desires to do so and to respond to appropriate questions.

   Although it is not required to do so, Bio-Rad wishes to provide stockholders with the opportunity to express their opinion on the selection of auditors, and accordingly is submitting a proposal to ratify the selection of Arthur Andersen LLP. If the stockholders should fail to ratify this proposal, the Board of Directors will consider the selection of another auditing firm.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ARTHUR ANDERSEN LLP TO SERVE AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

                              III. OTHER MATTERS

   At the date of this Proxy Statement, the Board of Directors does not know of any business to be presented for consideration at the meeting other than that described above. If any other business should properly come before the meeting, the shares represented by Proxies will be voted in accordance with the judgment of the persons named in such Proxies.

   The annual report of the Company for the year ended December 31, 1995, including financial statements, has been mailed, or is being mailed concurrently with this Proxy Statement, to all stockholders of the Company as of the record date for the annual meeting.


   STOCKHOLDERS OF RECORD ON MARCH 20, 1996 MAY OBTAIN COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10K (EXCLUDING EXHIBITS) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO BIO-RAD LABORATORIES, INC., CORPORATE SECRETARY, 1000 ALFRED NOBEL DRIVE, HERCULES, CA 94547.

                            STOCKHOLDER PROPOSALS

   Proposals intended to be presented by stockholders at the 1997 annual meeting must be received by the Company for inclusion in the 1997 Proxy Statement not later than November 29, 1996.

                              By order of the Board of Directors,
                              Bio-Rad Laboratories, Inc.


                              SANFORD S. WADLER, Secretary

Hercules, California
March 29, 1996

CLASS A FRONT OF CARD:
                                                                      APPENDIX A

P                                CLASS A STOCK
R                          BIO-RAD LABORATORIES, INC.
O         Proxy is Solicited on Behalf of the Board of Directors for the
X                        Annual Meeting of Stockholders
Y

                                 April 30, 1996


   The undersigned does hereby appoint DAVID SCHWARTZ and SANFORD S. WADLER and each of them, attorneys-in-fact and agents with full powers of substitution, for and in the name, place and stead of the undersigned, to vote as proxies or proxy all the shares of Class A Common Stock of Bio-Rad Laboratories, Inc. ("Bio-Rad"), to be held at the Company's corporate offices, 1000 Alfred Nobel Drive, Hercules, California, on Tuesday, April 30, 1996 at 4:00 P.M., Pacific Daylight Time, and at any and all adjournments or postponements thereof:



CLASS A BACK OF CARD:

                           Bio-Rad Laboratories, Inc.
         Please mark votes as in this example using dark ink only. / /

This proxy will be voted as specified below. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted in favor of the proposal(s). The Board of Directors recommends a Vote FOR items 1, 2 and 3.

1.  ELECTION OF DIRECTORS               2. PROPOSAL to ratify the selection of
                                           Arthur Andersen LLP to serve as the
    ALBERT J. HILLMAN,                     Company's Independent auditors.
    PHILIP L. PADOU

                                        3. In their discretion as to such other
    -------------------------------        matters as properly may come before
    (Instruction: To withhold              the meeting or any adjournment or
    authority to vote for any              postponement thereof.
    nominee(s), write the name(s)
    of such nominee(s) above.)

                                             Receipt of the Notice of Annual
                                             Meeting of Stockholders and proxy
                                             statement is hereby confirmed.

                                             Please sign exactly as your name
                                             appears hereon or on the stock
                                             certificate. Executors,
                                             administrators or trustees should
                                             indicate their capacities. If stock
                                             is held in joint names, both
                                             registered holders should sign. No
                                             witness or notarization is
                                             necessary.

                                             Date: _____________________________

                                             Signature:_________________________

                                             Signature:_________________________

CLASS B FRONT OF CARD:

                                                                      APPENDIX B

P                                CLASS B STOCK
R                          BIO-RAD LABORATORIES, INC.
O         Proxy is Solicited on Behalf of the Board of Directors for the
X                        Annual Meeting of Stockholders
Y

                                 April 30, 1996


   The undersigned does hereby appoint DAVID SCHWARTZ and SANFORD S. WADLER and each of them, attorneys-in-fact and agents with full powers of substitution, for and in the name, place and stead of the undersigned, to vote as proxies or proxy all the shares of Class B Common Stock of Bio-Rad Laboratories, Inc. ("Bio-Rad"), to be held at the Company's corporate offices, 1000 Alfred Nobel Drive, Hercules, California, on Tuesday, April 30, 1996 at 4:00 P.M., Pacific Daylight Time, and at any and all adjournments or postponements thereof:



CLASS B BACK OF CARD:

                           Bio-Rad Laboratories, Inc.
         Please mark votes as in this example using dark ink only. / /

This proxy will be voted as specified below. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted in favor of the proposal(s). The Board of Directors recommends a Vote FOR items 1, 2 and 3.

1.  ELECTION OF DIRECTORS               2. PROPOSAL to ratify the selection of
                                           Arthur Andersen LLP to serve as the
    JAMES J. BENNETT, ALICE N.             Company's Independent auditors.
    SCHWARTZ, DAVID SCHWARTZ,
    NORMAN SCHWARTZ, BURTON A. ZABIN
                                        3. In their discretion as to such other
    -------------------------------        matters as properly may come before
    (Instruction: To withhold              the meeting or any adjournment or
    authority to vote for any              postponement thereof.
    nominee(s), write the name(s)
    of such nominee(s) above.)

                                             Receipt of the Notice of Annual
                                             Meeting of Stockholders and proxy
                                             statement is hereby confirmed.

                                             Please sign exactly as your name
                                             appears hereon or on the stock
                                             certificate. Executors,
                                             administrators or trustees should
                                             indicate their capacities. If
                                             stock is held in joint names, both
                                             registered holders should sign. No
                                             witness or notarization is
                                             necessary.

                                             Date: _____________________________

                                             Signature:_________________________

                                             Signature:_________________________